Share-based compensation	6 Months Ended
Jun. 30, 2025
Share-based compensation [Abstract]
Share-based compensation
23.	Share-based compensation

The options were granted to management and key employees of MPC Capital in 2024 and are subject to market, performance and a service condition of four years. The remaining term of the options granted is derived from the contractual terms and the grant date of the options. The risk-free rate for periods within the contractual life of the option is based on zero-coupon bond risk-free rates generated using the Svensson model and yield curve data provided by the German Central Bank in effect at the time of grant. The grant-date fair value was $2.25 per option and was determined using the Black-Scholes model.

Long-term incentive program
Expected volatility	43.21%
Expected dividend yield	6.6%
Expected term (in years)	4.5
Risk-free rate	2.5%

Options	Number of options (in thousands)	Weighted average exercise price (Euro)	Weighted average remaining contractual term (Years)	Aggregate intrinsic value (USD, in thousands)
Outstanding at January 1, 2025	450	1
Granted	—	1
Exercised	—	1
Forfeited or expired	10	1
Outstanding at June 30, 2025	440	1	4.0	$1,949
Exercisable at June 30, 2025	—	—	—	—

As of December 31, 2024, there was $798,000 of total unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the employee share option agreements of MPC Capital. That cost is expected to be recognized over a weighted-average period of 3.0 years. For the six months period ended June 30, 2025, the Company recognized expenses in the amount of $115,044 in the unaudited interim consolidated statement of comprehensive income and also has affected noncontrolling interests in the Company’s unaudited condensed consolidated statement of shareholders’ equity. No options were exercised, and no cash was paid out during the reporting period.